Exhibit 99.1

FORM 51-102F3

MATERIAL CHANGE REPORT

Item 1 Name and Address of Company

Digi Power X Inc.

218 NW 24th Street, 2nd Floor

Miami, Florida, 33127

Item 2 Date of Material Change

January 12, 2026

Item 3 News Release

The press release attached as Schedule “A” was released on January 12, 2026 through an approved Canadian newswire service.

Item 4 Summary of Material Change

The material change is described in the press release attached as Schedule “A”.

Item 5 Full Description of Material Change

The material change is described in the press release attached as Schedule “A”.

Item 6 Reliance of subsection 7.1(2) of National Instrument 51-102

Not applicable.

Item 7 Omitted Information

Not applicable.

Item 8 Executive Officer

Inquiries in respect of the material change referred to herein may be made to:

Michel Amar, Chief Executive Officer

T: 1-818-280-9758

E: michel@digihostblockchain.com

Item 9 Date of Report

January 12, 2026

SCHEDULE “A”

Digi Power X Secures $20 Million NVIDIA B300 GPU Purchase from Supermicro to Power NeoCloudzTM GPU-as-a-Service Platform

This news release constitutes a “designated news release” for the purposes of the Company’s amended and restated prospectus supplement dated November 18, 2025, to its Canadian short form base shelf prospectus dated May 15, 2025.

Miami, FL – January 12, 2026 – Digi Power X Inc. (“Digi Power X” or the “Company”) (Nasdaq: DGXX / TSXV: DGX), a digital infrastructure company focused on AI-ready data centers and high-performance computing, today announced that it has entered into a definitive agreement to acquire approximately $20 million of next-generation NVIDIA B300 GPUs from Super Micro Computer, Inc. (“Supermicro”).

The GPU systems will be deployed within Digi Power X’s Tier III AI data center infrastructure and made available through the Company’s NeoCloudzTM platform, its proprietary GPU-as-a-Service offering. Initial customer availability for NeoCloudzTM is targeted for March 2026.

The acquisition and eventual deployment of the GPUs represent a key milestone in Digi Power X’s strategy to expand into recurring, high-margin AI infrastructure revenues, providing enterprise customers, AI startups and research institutions with on-demand access to advanced GPU compute without the need for long-term capital investment.

Based on current market demand, pricing assumptions and anticipated utilization rates, Digi Power X expects the NeoCloudzTM deployment to target a positive return on invested capital within approximately 30 months of deployment, subject to customer adoption, operating performance and market conditions.

“NeoCloudz was designed to deliver immediate access to next-generation AI compute while maintaining strong capital efficiency,” said Alec Amar, President of Digi Power X and founder of NeoCloudzTM. “By deploying NVIDIA B300 GPUs through Supermicro’s AI-optimized systems in a Tier III environment, we are creating a scalable GPU-as-a-Service platform designed to support enterprise and AI-native customers while targeting a return on invested capital of approximately 30 months.”

Supermicro’s AI-optimized server platforms will be integrated into Digi Power X’s modular Tier III data center environments, enabling rapid deployment, high availability and energy-efficient performance.

The NeoCloudzTM platform is designed to support a broad range of AI workloads, including large language model training and inference, generative AI, data analytics and enterprise AI applications. Digi Power X expects to begin onboarding initial customers during the first half of 2026, following completion of infrastructure deployment.

This acquisition further emphasizes Digi Power X’s long-term strategy to build a vertically integrated AI infrastructure platform, including modular AI-ready data center solutions.

About Digi Power X

Digi Power X is a digital infrastructure company focused on the development, deployment and operation of AI-ready Tier III data centers and high-performance computing platforms. Through its designed NeoCloudzTM GPU-as-a-Service platform and modular AI data center solutions, Digi Power X plans to support the growing global demand for scalable, energy-efficient AI infrastructure.

For further information, please contact:

Michel Amar, Chief Executive Officer

Digi Power X Inc.

www.digipowerx.com

Investor Relations

T: 888-474-9222

Email: IR@digihostpower.com

Cautionary Statement

Trading in the securities of the Company should be considered highly speculative. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein. Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Forward-Looking Statements

Except for the statements of historical fact, this news release contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking information”) that are based on expectations, estimates and projections as at the date of this news release and are covered by safe harbors under Canadian and United States securities laws. Forward-looking information in this news release includes information about the Company’s expectations concerning the delivery of GPUs purchased from Supermicro, as well as the potential further improvements to profitability and efficiency across the Company’s operations, including, as a result of the Company’s expansion efforts, potential for the Company’s long-term growth and clean energy strategy, and the business goals and objectives of the Company. Factors that could cause actual results to differ materially from those described in such forward-looking information include, but are not limited to: delivery of equipment and implementation of systems may not occur on the timelines anticipated by the Company or at all; deployment of NeoCloudzTM platform and realization of revenue might not occur on the timelines anticipated by the Company, or at all; future capital needs and uncertainty of additional financing; share dilution resulting from equity issuances; risks relating to the strategy of maintaining and increasing Bitcoin holdings and the impact of depreciating Bitcoin prices on working capital; effects on Bitcoin prices as a result of the most recent Bitcoin halving; development of additional facilities and installation of infrastructure to expand operations may not be completed on the timelines anticipated by the Company, or at all; ability to access additional power from the local power grid and realize the potential of the clean energy strategy on terms which are economic or at all; a decrease in cryptocurrency pricing, volume of transaction activity or generally, the profitability of cryptocurrency mining; further improvements to profitability and efficiency may not be realized; development of additional facilities to expand operations may not be completed on the timelines anticipated by the Company; ability to access additional power from the local power grid; an increase in natural gas prices may negatively affect the profitability of the Company’s power plant; the digital currency market; the Company’s ability to successfully mine digital currency on the cloud; the Company may not be able to profitably liquidate its current digital currency inventory, or at all; a decline in digital currency prices may have a significant negative impact on the Company’s operations; the volatility of digital currency prices; and other related risks as more fully set out in the Annual Information Form of the Company and other documents disclosed under the Company’s filings at www.sedarplus.ca and www.SEC.gov/EDGAR. The forward-looking information in this news release reflects the current expectations, assumptions and/or beliefs of the Company based on information currently available to the Company. In connection with the forward-looking information contained in this news release, the Company has made assumptions about, among other things, the current profitability in mining cryptocurrency (including pricing and volume of current transaction activity); profitable use of the Company’s assets going forward; the Company’s ability to profitably liquidate its digital currency inventory as required; historical prices of digital currencies and the ability of the Company to mine digital currencies on the cloud will be consistent with historical prices; the ability to maintain reliable and economical sources of power to run its cryptocurrency mining assets; the negative impact of regulatory changes in the energy regimes in the jurisdictions in which the Company operates; and there will be no regulation or law that will prevent the Company from operating its business. The Company has also assumed that no significant events occur outside of the Company’s normal course of business. Although the Company believes that the assumptions inherent in the forward-looking information are reasonable, forward-looking information is not a guarantee of future performance and accordingly undue reliance should not be put on such information due to the inherent uncertainties therein. The Company undertakes no obligation to revise or update any forward-looking information other than as required by applicable

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